Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, PURSUANT TO SECTION 1350
OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

I, E. Will Gray II, Chairman and Chief Executive Officer of New Era Energy & Digital, Inc. (the “Company”), certify that:

1.	the Quarterly Report on Form 10-Q of the Company for the period ending March 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2026	/s/ E. Will Gray II
E. Will Gray II
Chairman and Chief Executive Officer